                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 15, 1997


                       PROFFITT'S CREDIT CARD MASTER TRUST
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


  Not Applicable                333-28811-01                  Not Applicable
-----------------          ------------------------         ------------------
 (State or Other                (Commission                   (IRS Employer
 Jurisdiction of                File Number)                Identification No.)
  Incorporation)


                   P.O. Box 20080, Jackson, Mississippi 39289
         --------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (601) 968-4400
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

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ITEM 5. OTHER EVENTS.

        Proffitt's, Inc., as Servicer under the Proffitt's Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the period from the date of initial issuance on August 21, 1997 through August 31, 1997 to the Series 1997-2 Certificateholders on September 15, 1997.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

        (c)      Exhibits.

                 The following exhibits are filed herewith:


         Exhibit No.            Description
         -----------            -----------
         99.1                   Series 1997-2 Monthly Certificateholders' Statement for the
                                period from August 21, 1997 through August 31, 1997






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                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PROFFITT'S, INC., AS SERVICER UNDER THE
                                    PROFFITT'S CREDIT CARD MASTER TRUST
                                    (REGISTRANT)



                                    /s/ Douglas E. Coltharp
                                    ---------------------------------
                                    Douglas E. Coltharp
                                    Executive Vice President and
                                    Chief Financial Officer



Date:  September 23, 1997


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                                INDEX TO EXHIBITS

    Exhibit
    -------
      99.1        Series 1997-2 Monthly Certificateholders' Statement for the period from August 21, 1997 through August 31, 1997
